Exhibit 99.1

For Immediate Release

XFONE, INC. Signs Definitive Agreement to Acquire Texas-Based NTS Communications; Combined Annualized Revenues and EBITDA Exceed $114 Million and $13 Million, Respectively

- Acquisition Will Dramatically Increase XFONE’s Scale With Significant Opportunities To Drive Operating Synergies -

- NTS Adds State-Of-The-Art, Fiber-To-The-Premise-Network With Unique Voice, Cable and Data “Triple Play” Offering -

 - Combination With Mississippi/Louisiana Based Xfone USA Dramatically Expands Xfone’s Reach with Opportunity for Additional, Innovative Services -

Jackson, Mississippi – August 23, 2007 – XFONE, Inc. (AMEX and TASE: XFN) announced that it has signed a definitive agreement to acquire NTS Communications, Inc., a premier provider of integrated voice, data and video solutions, headquartered in Lubbock, Texas.  The acquisition is expected to significantly expand XFONE’s service area and creates a diversified communications services company with combined annualized revenues and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) exceeding $114 million and $13 million, respectively based upon the first six months of 2007 unaudited results.  The acquisition is expected to dramatically enhance XFONE’s revenues, cash flows, and profitability while concurrently positioning the company to take advantage of significant opportunities to drive future growth and profits through innovative service offerings and operating synergies.

The purchase price for the acquisition is $42 million (excluding acquisition related costs).  Given the strong cash flow and balance sheet of the combined company, XFONE expects to finance the acquisition primarily with debt financing and is currently in discussions with potential lenders to close a financing in conjunction with the consummation of the acquisition.

Completion of the acquisition is subject to certain conditions, including receipt of regulatory approvals where relevant.

NTS operates the largest “non-ILEC” telecommunications network in West Texas, providing local, long distance, broadband data, video and private line services to approximately 47,500 residential and business customers.   Based upon NTS’s unaudited six month results through June 30, 2007, NTS generated annualized revenues and EBITDA of approximately $68 million and $9.1 million, respectively.

NTS is regarded as the leading competitive telecommunications provider in the West Texas markets it serves; including Lubbock, Amarillo, Midland/Odessa, Abilene, Wichita Falls, Pampa and Plainview.  NTS operates through 21 ILEC central office collocation sites within its core areas and provides nationwide private line and regional long distance service as well as statewide, Midwest and northwest regional services to customers beyond its own network facilities through a variety of inter-carrier arrangements.  NTS serves a diverse and stable customer base that includes financial institutions, energy companies, medical enterprises, and governmental and educational entities.  NTS’s focus on superior customer care and account management has been rewarded by high customer satisfaction and low customer churn.

NTS has invested over $23 million in developing a Fiber-to-the-Premise platform, which enables unique economies and allows NTS to provide a voice, data and cable “triple play” offering to residential and business customers.

Guy Nissenson, President and CEO of XFONE stated, “This acquisition makes enormous sense both economically and operationally.  NTS contributes a high-quality facilities-based telecommunications network; a solid base of loyal customers; an effective sales and service operation and a 25 year history in Texas.   The addition of NTS is expected to substantially increase our presence in the United States and provides multiple opportunities to leverage the operational strengths of both companies.  We expect to drive EBITDA improvement as we integrate the operations.”

“NTS has grown through the years by providing innovative and effective offerings through a broad range of telecommunications venues.  We recognize the same values and operating principles as the management of XFONE and believe that this is a good opportunity for NTS to continue growing and improving the services available to our customers,” said Barbara Baldwin, President and CEO of NTS Communications.

A key element in the acquisition is the strengthening of XFONE’s excellent managerial team with the addition of NTS senior management, as well as a talented sales and operational team. Barbara Baldwin, Brad Worthington and Jerry Hoover will all be joining the XFONE group in key management positions.

New York City based Oberon Securities, LLC acted as financial advisor to XFONE in conjunction with the NTS acquisition.

For more information regarding the terms of the acquisition see XFONE’s Current Report on Form 8-K filed August 22, 2007 with the U.S. Securities and Exchange Commission in connection with the execution of the agreement.

About XFONE, Inc.

A U.S.-domiciled corporation, XFONE, Inc. is an international voice, video and data communications services provider with operations in the United Kingdom, the United States and Israel that offers a wide range of services, which include: local, long distance and international telephony services; prepaid and postpaid calling cards; cellular services; Internet services; messaging services (Email/Fax Broadcast, Email2Fax and Cyber-Number); and reselling opportunities.  The Company serves customers across Europe, Asia, North, Central and South America, Australia and Africa. For the Company’s website, please visit: www.xfone.com

About NTS Communications, Inc.
NTS Communications, Inc is a West Texas communications company dedicated to providing superior customer care and high quality products and services.  NTS has been supplying telecommunications services to customers in the Southwest region of the United States since 1981. For the company’s website, please visit: www.ntscom.com

This press release contains forward-looking statements. The words or phrases "should," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." The Company's financial results reflected above should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this press release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, and license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission.

Contact Details:

U.S. IR Contact

John Nesbett
Institutional Marketing Services (IMS)
Phone: 1.203.972.9200.
E-mail: jnesbett@institutionalms.com

Xfone Contact

Niv Krikov
Chief Financial Officer
Phone: + 972.39254446 (Israel)
E-mail: niv@xfone.com

Israel IR Contact

Zvi Rabin
Kwan Communications
Tel: (Israel) +972 50 560 0140
E-mail: zvi@kwan.co.il

NTS Communications Contact

Brad Worthington
Executive Vice President
Phone: 806.788-2961
E-mail: bradw@ntscom.com